Exhibit 99.1

IRON HORSE ACQUISITIONS POSTPONES BUSINESS COMBINATION SPECIAL MEETING UNTIL JUNE 20, 2025

extends redemption date in connection with business combination meeting from june 6, 2025 to june 18, 2025 clarifies redemption process in connection with business combination meeting and charter extension meeting

TOLUCA LAKE, CALIFORNIA, USA, June 4, 2025 (BUSINESSWIRE) – Iron Horse Acquisitions Corp. (NASDAQ: “IROH”), a Delaware corporation formed as a special purpose acquisition company (“IROH”), today announced that it is postponing the Special Meeting in connection with its proposed business combination from June 10, 2025 at 10:00am ET until June 20, 2025 at 9:00am ET (the “Business Combination Special Meeting”). In connection with the postponement of the date of the Business Combination Special Meeting, IROH is also extending the deadline for its stockholders to redeem their public shares in connection with the Business Combination Special Meeting from June 6, 2025 until June 18, 2025.

IROH also wishes to clarify the redemption process for the Business Combination Special Meeting, and the Special Meeting to vote to extend the timeline for IROH to consummate a business combination (the “Charter Extension Special Meeting”), which is also scheduled for June 20, 2025.

Business Combination Special Meeting

IROH is postponing its Business Combination Special Meeting, which was originally scheduled to be held on June 10, 2025 at 10:00 am ET, until June 20, 2025 at 9 am ET. The Business Combination Special Meeting is being held for the purpose of approving IROH’s business combination transaction with Rosy Sea Holdings Limited, a company incorporated and existing under the laws of the British Virgin Islands and Zhong Guo Liang Tou Group Limited, a company incorporated and existing under the laws of the British Virgin Islands (the “Business Combination”).

In connection with the postponement of the Business Combination Special Meeting, the date by which public stockholders may seek to have their public shares redeemed in connection with the Business Combination has been extended from June 6, 2025 until June 18, 2025.

Public stockholders seeking to have their public shares redeemed in connection with the Business Combination must: (i) demand, no later than 5:00 p.m., ET on June 18, 2025 (the “BC Redemption Deadline”), that IROH redeem your shares into cash; and (ii) submit your request in writing to Continental Stock Transfer & Trust (“CST”), and deliver your shares to CST physically or electronically using The Depository Trust Company’s (“DTC”) DWAC (Deposit/Withdrawal at Custodian) System by the BC Redemption Deadline.

Charter Extension Special Meeting

The IROH Charter Extension Special Meeting is scheduled to take place on June 20, 2025 at 10:00 am ET for the purpose of approving an amendment to the IROH Amended and Restated Certificate of Incorporation to extend the date by which IROH must consummate a business combination on a monthly basis starting on June 29, 2025 until June 29, 2026 (the “Charter Extension”) and to approve an amendment to IROH’s Investment Management Trust Agreement, with CST.

Public stockholders seeking to have their public shares redeemed in connection with the Charter Extension must: (i) demand, no later than 5:00 p.m., ET on June 18, 2025 (the “Charter Extension Redemption Deadline”), that IROH redeem your shares into cash; and (ii) submit your request in writing to CST, and deliver your shares to CST physically or electronically using DTC’s DWAC System by the Charter Extension Redemption Deadline.

At this time, the Business Combination Special Meeting and Charter Extension Special Meeting are both scheduled for June 20, 2025.

Clarification of Redemption Process in Connection with the Business Combination Special Meeting and the Charter Extension Special Meeting

In connection with the postponement of the date of the Business Combination Special Meeting, IROH has extended the deadline for IROH’s public stockholders to redeem their public shares in connection with the Business Combination. The new deadline for IROH’s public stockholders to redeem their shares in connection with the Business Combination is now 5:00pm ET on June 18, 2025.

If you previously submitted or intend to submit public shares for redemption in connection with the Business Combination Special Meeting and you want to ensure such public shares are redeemed in the event either the Business Combination is consummated or the Charter Extension is implemented, you must also (or must direct your bank, broker or other nominee to) demand that IROH redeem your shares into cash and submit your request in writing to CST to redeem such public shares in connection with the Charter Extension no later than June 18, 2025, the redemption deadline for the Charter Extension Special Meeting.

However, there is no assurance that we will hold the Charter Extension Special Meeting and implement the Charter Extension. If we do not hold the Charter Extension Special Meeting and implement the Charter Extension, any public shares originally submitted for redemption in connection with the Business Combination Special Meeting and also instructed to be redeemed in connection with the Charter Extension Special Meeting will be automatically subject to redemption in connection with the consummation of the Business Combination, unless you withdraw such redemption request.

If you only elect to redeem your public shares in connection with the Charter Extension Special Meeting (and you did not submit such public shares for redemption in connection with the Business Combination Special Meeting), if we do not hold the Charter Extension Special Meeting and do not implement the Charter Extension, your public shares will not be redeemed at the consummation of the Business Combination.

About Iron Horse Acquisitions Corp.

Iron Horse Acquisitions Corp. (NASDAQ: “IROH”) is a blank check company formed for the purpose of effecting a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses.

About Zhong Guo Liang Tou Group Limited

Zhong Guo Liang Tou Group Limited (“CFI”) is an enterprise that integrates research and development, production, and sales of food biotech and healthy products. The products advocate the consumption concept of green and healthy and aims to become the leading online-offline health foods sales group in Asia and internationally.

Important Information About the Business Combination Where to Find It

This press release relates to a proposed business combination transaction among the parties set forth above referred to herein as the “Business Combination.” A full description of the terms of the proposed Business Combination has been provided in a Registration Statement on Form S-4, of which the proxy statement/prospectus related to the proposed Business Combination forms part (the “Proxy Statement/Prospectus”), which was declared effective on May 12, 2025. The Proxy Statement/Prospectus was first mailed to Iron Horse stockholders on May 15, 2025.

This communication supplements, but is not intended to be, and is not, a substitute for the Proxy Statement/Prospectus or any other document Iron Horse has filed or may file with the Securities and Exchange Commission (“SEC”) in connection with the proposed Business Combination. Each of CFI and Iron Horse urge its investors, stockholders and other interested persons to read, the Proxy Statement/Prospectus as well as other documents filed with the SEC because these documents will contain important information about CFI, Iron Horse, and the proposed Business Combination. The Proxy Statement/Prospectus in connection with the Business Combination has been mailed to stockholders of Iron Horse as of May 6, 2025, the record date that was established for voting on the proposed Business Combination. Before making any voting or investment decision, investors, and stockholders of Iron Horse are urged to carefully read the entire Proxy Statement/Prospectus and any other relevant documents filed with the SEC, including Current Reports on Form 8-K, as well as any amendments or supplements to these documents, because they will contain important information about Iron Horse, CFI and the proposed Business Combination. Iron Horse stockholders and other interested persons are also able to obtain a copy of the Proxy Statement/Prospectus, and other documents filed with the SEC, without charge, by directing a request to: Iron Horse Acquisitions Corp., P.O. Box 2506, Toluca Lake, CA 91610, (310) 290-5383 or on the SEC’s website at www.sec.gov.

Participants in Solicitation

CFI and Iron Horse, and their respective directors and executive officers, may be deemed participants in the solicitation of proxies from Iron Horse’s stockholders with respect to the proposed Business Combination. Information about the directors and executive officers of Iron Horse and CFI and their ownership is set forth in the Proxy Statement/Prospectus and other documents filed with the SEC. These documents can be obtained free of charge from the sources specified above and at the SEC’s website at www.sec.gov.

This press release does not contain all the information that should be considered concerning the proposed Business Combination and is not intended to form the basis of any investment decision or any other decision with respect to the proposed Business Combination. Before making any voting or investment decision, investors and security holders are urged to read the Proxy Statement/Prospectus and all other relevant documents filed or that will be filed with the SEC in connection with the proposed Business Combination as they become available because they will contain important information about the proposed Business Combination.

No Offer or Solicitation

This press release shall not constitute a solicitation of a proxy, consent, or authorization with respect to any securities or with respect to the proposed Business Combination. This press release shall also not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any states or jurisdictions in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, or an exemption therefrom.

Forward-Looking Statements

This press release includes “forward-looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. Iron Horse’s and CFI’s actual results may differ from their expectations, estimates, and projections and, consequently, you should not rely on these forward-looking statements as predictions of future events. Words such as “expect,” “estimate,” “project,” “budget,” “forecast,” “anticipate,” “intend,” “plan,” “may,” “will,” “could,” “should,” “believes,” “predicts,” “potential,” “continue,” and similar expressions (or the negative versions of such words or expressions) are intended to identify such forward-looking statements. These forward-looking statements include, without limitation, Iron Horse’s and CFI’s expectations with respect to future performance and anticipated financial impacts of the proposed Business Combination, the satisfaction of the closing conditions to the proposed Business Combination, and the timing of the completion of the proposed Business Combination.

These forward-looking statements involve significant risks and uncertainties that could cause the actual results to differ materially from those discussed in the forward-looking statements. Most of these factors are outside Iron Horse’s and CFI’s control and are difficult to predict. Factors that may cause such differences include, but are not limited to: (1) the occurrence of any event, change, or other circumstances that could prevent the closing of the proposed Business Combination; (2) the outcome of any legal proceedings that may be instituted against Iron Horse and CFI following this announcement of the signing of the BCA; (3) the inability to complete the proposed Business Combination, including due to failure to obtain approval of the stockholders of Iron Horse or certain regulatory approvals, or to satisfy other conditions to closing; (4) the effect of the announcement or pendency of the proposed Business Combination on CFI’s business relationships, operating results and business generally; (5) risks that the proposed Business Combination disrupts CFI’s current plans and operations; (6) changes in applicable laws or regulations; (7) the possibility that Iron Horse or CFI may be adversely affected by other economic, business, and/or competitive factors; (8) risks related to the organic and inorganic growth of CFI’s business and the timing of expected business milestones; and (9) other risks and uncertainties indicated in the final prospectus of Iron Horse for its initial public offering and the Proxy Statement/Prospectus, including those under “Risk Factors” therein, and in Iron Horse’s other filings with the SEC. Iron Horse cautions that the foregoing list of factors is not exclusive. Iron Horse and CFI caution readers not to place undue reliance upon any forward-looking statements, which speak only as of the date made. Iron Horse and CFI do not undertake or accept any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements to reflect any change in their expectations or any change in events, conditions, or circumstances on which any such statement is based, other than as required by law.

Contacts:

For Iron Horse Acquisitions Corp:

Bill Caragol
bill@ironhorseacquisitions.com

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